FLEXSHARES® TRUST

FlexShares® Credit-Scored US Long Corporate Bond Index Fund

SUPPLEMENT DATED SEPTEMBER 29, 2020 TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2020 (AS REVISED MARCH 12, 2020), AS SUPPLEMENTED

This Supplement supersedes the supplements to the Summary Prospectus dated June 12, 2020 and September 18, 2020.

Effective September 29, 2020:

1. Eric R. Williams will join Brandon P. Ferguson as a portfolio manager of the FlexShares® Credit-Scored US Long Corporate Bond Index Fund.

2. The paragraph under the section entitled “Management” is replaced with the following:

Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Brandon P. Ferguson and Eric R. Williams, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since its inception and September 2020, respectively.

This Supplement supersedes the supplements to the Summary Prospectus dated June 12, 2020 and September 18, 2020. Please retain this Supplement with your Summary Prospectus for future reference.